EXHIBIT 10.18



                    AQUAPENN SPRING WATER COMPANY, INC.
                           1992 STOCK OPTION PLAN

     1. Purpose. The purpose of this Stock Incentive Plan (the "Plan") is to advance the development, growth and financial condition of AquaPenn Spring Water Company, Inc. (the "Corporation") by providing incentives through participation in the appreciation of capital stock of the Corporation so as to secure, retain and motivate personnel who may be responsible for or involved in the management and operation of the affairs of the Corporation.

     2. Term. The Plan shall become effective as of the date it is adopted by the Corporation's Board of Directors (the"Board"), so long as the Corporation's stockholders duly approve the Plan within twelve (12) months either before or after the date of the Board's adoption of the Plan. Any and all options and rights awarded under the Plan ("Awards") before it is so approved by the Corporation's stockholders shall be conditional upon and may not be exercised before timely obtainment of such approval, and shall lapse upon the failure thereof. If the Plan is so approved, it shall continue in effect until all Awards either have lapsed or been exercised or cancelled according to their terms under the Plan.

     3. Stock. The shares of stock that may be issued under the Plan shall not exceed in the aggregate 500,000 shares of the Corporation's no par value common stock (the "Stock"), as may be adjusted pursuant to paragraph 17 hereof. Such shares of Stock may


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be either  authorized and unissued shares of Stock, or authorized shares of
Stock issued by the Corporation and subsequently reacquired by it as treasury stock. Under no circumstances shall any fractional shares of Stock be issued or sold under the Plan or any Award. Except as may be otherwise provided in the Plan, any Stock subject to an Award that for any reason lapses or terminates prior to its exercise as to such Stock shall become and again be available under the Plan. The Corporation shall reserve and keep available, and shall duly apply for any requisite governmental authority to issue or sell the number of shares of Stock needed to satisfy the requirements of the Plan while in effect. The Corporation's failure to
obtain  any  such   governmental   authority   deemed   necessary   by  the
Corporation's legal counsel for the lawful issuance and sale of Stock under the Plan shall relieve the Corporation of any duty, or liability for the failure to issue or sell such Stock as to which such authority has not been obtained.

     4. Administration. The Plan shall be administered by a committee (the "Committee") consisting of not fewer than three (3) persons serving for such terms as determined, selected and appointed by the Board. The Board shall fill all vacancies occurring in the Committee's membership, and at any time and for any reason may add additional members to the Committee or may remove members from the Committee and appoint their successors. The members of the Committee may, but need not be members of the Board, but no person shall be a member of the Committee unless he or she is ineligible while serving on the Committee and has been


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ineligible for at least one (1) year prior to his or her appointment to the
Committee to receive any Awards, allocations or other options or rights of or with respect to Stock or any other capital stock of the Corporation or its affiliates under the Plan or any other plan of the Corporation or its affiliates. A majority of the Committee's membership shall constitute a quorum for the transaction of all business of the Committee, and all decisions and actions taken by the Committee shall be determined by a majority of the members of the Committee attending a meeting at which a quorum of the Committee is present.

     The Committee shall be responsible for the management and operation of the Plan and, subject to its provisions, shall have full, absolute and final power and authority, exercisable in its sole discretion: to interpret and construe the provisions of the Plan, adopt, revise and rescind rules and regulations relating to the Plan and its administration, and decide all questions of fact arising in the application thereof; except as may be required pursuant to any employment agreement of the Corporation, to determine what, to whom, when and under what facts and circumstances Awards shall be made, and the form, number, terms, conditions and duration thereof, including but not limited to when exercisable, the number of shares of Stock subject thereto, and Stock option purchase prices; to adopt, revise and rescind procedural rules for the transaction of the Committee's business, subject to any directives of the Board not inconsistent with the provisions or intent of the Plan or applicable provisions of law;


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and to make all other determinations and decisions, take all actions and do all things necessary or appropriate in and for the administration of the Plan. The Committee's determinations, decisions and actions under the Plan, including but not limited to those described above, need not be uniform or consistent, but may be different and selectively made and applied, even in similar circumstances and among similarly situated persons. Unless contrary to the provisions of the Plan, all decisions, determinations and actions made or taken by the Committee shall be final and binding upon the Corporation and all interested persons, and their heirs, personal and legal representatives, successors, assigns and beneficiaries. No member of the Committee or of the Board shall be liable for any decision, determination or action made or taken in good faith by such person under or with respect to the Plan or its administration.

     5. Awards. Awards may be made under the Plan in the form of (a) "Qualified Options" to purchase Stock that are intended to qualify for certain tax treatment as incentive stock options under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (b)
"Non-Qualified Options" to purchase Stock that do not qualify under Sections 421-424 of the Code. All Awards and the terms and conditions thereof shall be set forth in written agreements, in such form and content as approved by the Committee from time to time, and shall be subject to the provisions of the Plan whether or not contained in such agreements. Every Award made to a person (a "Recipient") shall be exercisable during


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his or her  lifetime  only by the  Recipient,  and  shall  not be  salable, transferable or assignable by the Recipient except by his or her Will or pursuant to applicable laws of descent and distribution.

     6. Eligibility. Persons eligible to receive Awards shall be those key officers and other employees of the Corporation as determined by the Committee. In no case, however, shall any current member of the Committee be eligible to receive any Awards. A person's eligibility to receive Awards shall not confer upon him or her any right to receive any Awards; rather, the Committee shall have the sole authority, exercisable in its discretion consistent with the provisions of the Plan, to select when, to whom and under what facts and circumstances Awards will be made. Except as otherwise provided, a person's eligibility to receive, or actual receipt of Awards under the Plan shall not limit or affect his or her benefits under or eligibility to participate in any other incentive or benefit plan or program of the Corporation or its affiliates.

     7. Grant of Award. On the first business day immediately following the adoption of the Plan by the Corporation's Board of Directors, an Award for 450,000 shares of the Stock shall be granted under the Plan to Patrick Cresci, the Vice President of Operations of the Corporation, as set forth in the Stock Option Agreement that is attached hereto as Exhibit "A".

     8. Qualified Options. In addition to other applicable provisions of the Plan, all Qualified Options and Awards thereof


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shall be under and subject to the following terms and conditions:

          (a) No Qualified Option shall be awarded more than ten (10) years after the date the Plan is adopted by the Board or the date the Plan is approved by the Corporation's stockholders, whichever date is earlier;

          (b) The time period during which any Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded; and

          (c) The purchase price of a share of Stock subject to any Qualified Option, as determined by the Committee, shall not be less than the Stock's fair market value at the time such Option is awarded.

     9. Non-Qualified Options. In addition to other applicable provisions of the Plan, all Non-Qualified Options and Awards thereof shall be under and subject to the following terms and conditions:

          (a) The time period during which any Non-Qualified Option is exercisable, as determined by the Committee, shall not commence before the expiration of six (6) months or continue beyond the expiration of ten (10) years after the date such Option is awarded;

          (b) If a Recipient of a Non-Qualified Option, before its lapse or full exercise, ceases to be eligible under the Plan, the Committee may permit the Recipient thereafter to exercise


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



     such Option during its remaining term, to the extent that the Option was then and remains exercisable, for such time period and under such terms and conditions as may be prescribed by the Committee; and

          (c) The purchase price of a share of Stock subject to any Non-Qualified Option shall be determined by the Committee.

     10. Exercise. Except as otherwise provided in the Plan or specified in an individual award, Awards may be exercised in whole or in part by giving written notice thereof to the Secretary of the Corporation, or his or her designee, identifying the Award being exercised, the number of shares of Stock with respect thereto, and other information pertinent to exercise of the Award. The purchase price of the shares of Stock with respect to which an Award is exercised shall be fully payable with the written notice of exercise, either in cash or in Stock at its then current fair market value, or in any combination thereof, as the Committee shall determine. Funds received by the Corporation from the exercise of any Award shall be used for its general corporate purposes. The number of shares of Stock subject to an Award shall be reduced by the number of shares of Stock with respect to which the Recipient has exercised rights under the Award.

     The Committee may permit an acceleration of previously established exercise terms of any Awards as, when, under such facts and circumstances, and subject to such other or further requirements and conditions as the Committee may deem necessary or appropriate. In addition: (a) if the Corporation or its


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stockholders execute an agreement to dispose of all or substantially all of the Corporation's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of
which  the  Corporation's   stockholders  as  of  immediately  before  such
transaction will not own more than forty-nine percent (49%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it the Corporation or otherwise) immediately after the consummation of such transaction, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms until the consummation of such transaction, or if not consummated, until the agreement therefor expires or is terminated, in which case thereafter all Awards shall be treated as if said agreement never had been executed; or (b) if there is a change in the ownership of fifty-one percent (51%) or more of all classes of voting capital stock of the Corporation through the acquisition of, or an offer to acquire such percentage of the Corporation's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, thereupon any and all Awards immediately shall become and remain exercisable with respect to the total number of shares of Stock still subject thereto for the remainder of their respective terms.

     11. Withholding. Whenever the Corporation is about to issue Stock pursuant to any Award, the Corporation may require the


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



Recipient to remit to the Corporation an amount sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements prior to the delivery of any certificates for such shares of Stock. Whenever payments are to be made in cash to any Recipient pursuant to his or her exercise of an Award, such payments shall be made net after deduction of all amounts sufficient to satisfy fully any federal, state and other jurisdictions' income and other tax withholding requirements.

     12. Value. Where used in the Plan, the "fair market value" of Stock or any options or rights with respect thereto, including Awards, shall mean and be determined by (a) the average of the highest and lowest reported sales prices thereof on the principal established domestic securities exchange on which listed, and if not listed, then (b) the average of the dealer "bid" and "ask" prices thereof on the New York over-the-counter market as reported by the National Association of Securities Dealers, Inc., in either case as of the specified or otherwise required or relevant time, or if not traded as of such specified, required or relevant time, then based upon such reported sales or "bid" and "ask" prices before and/or after such time in accordance with pertinent provisions of and principles under the Code and the regulations promulgated thereunder.

     13. Amendment. The Committee may amend or terminate the Plan at any time, but may not without the approval of the Corporation's stockholders:
(a) increase the maximum number of shares of Stock that may be issued under the Plan (other than adjustments pursuant


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to paragraph 17 hereof),  (b) extend the time period during which any Award is exercisable, (c) extend the term of the Plan, or (d) change the minimum Stock purchase price under any Qualified Option. In no event shall any such termination or amendment limit or affect any outstanding Award, or the rights of a Recipient thereunder, without such Recipient's consent.

     In addition, the Committee may prescribe other or additional terms, conditions and provisions with respect to the grant or exercise of any or all Awards as the Committee may determine necessary or appropriate for such Awards and the Stock subject thereto to qualify under and comply with all applicable laws, rules and regulations, and changes therein, including but not limited to the provisions of Sections 421 and 422 of the Code, Section 16 of the Securities Exchange Act of 1934, as amended, and Rule 16b-3 promulgated by the Securities and Exchange Commission. Without limiting the generality of the preceding sentence, each Qualified Option, shall be subject to such other and additional terms, conditions and provisions as the Committee may deem necessary or appropriate in order to qualify such Option, or connected Option, as an incentive stock option under Section 422 of the Code, including but not limited to the following provisions:

          (i) the aggregate fair market value, at the time such Option is awarded, of the Stock subject thereto and of any Stock or other capital stock with respect to which incentive stock options qualifying under Sections 421 and 422 of the Code are exercisable for the first time by the Recipient


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



     during any calendar year under the Plan and any other plans of the Corporation or its affiliates, shall not exceed $100,000.00;

          (ii) No Qualified Option shall be awarded to any person if at the time of such Award, such person owns Stock possessing more than ten percent (10%) of the total combined voting power of all classes of capital stock of the Corporation or its affiliates, unless at the time such Option is awarded the Stock purchase price under such Option is at least one hundred and ten percent (110%) of the fair market value of the Stock subject to such Option and the Option by its terms is not exercisable after the expiration of five (5) years from the date it is awarded; and

          (iii) If the Recipient of a Qualified Option ceases to be employed by the Corporation or any Subsidiary for any reason other than his or her death, the Committee may permit the Recipient thereafter to exercise such Option during its remaining term for a period of not more than three (3) months after such cessation of employment to the extent that the Option was then and remains exercisable, unless such employment cessation was due to the Recipient's disability as defined in Section 22(e)(3) of the Code, in which case such three (3) month period shall be twelve (12) months; if the Recipient dies while employed by the Corporation, the Committee may permit the Recipient's qualified personal representatives, or any persons who acquire the Qualified


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     Option   pursuant   to  his  or  her  Will  or  laws  of  descent  and
     distribution, thereafter to exercise such Option during its remaining term for a period of not more than one (1) year after the Recipient's death to the extent that the Option was then and remains exercisable; the Committee may impose terms and conditions upon and for said exercise of such Qualified Option after such cessation of the Recipient's employment or his or her death.

From time to time, the Committee may rescind, revise and add to any of such terms, conditions and provisions as may be necessary or appropriate to have any Awards be or remain qualified and in compliance with all applicable laws, rules and regulations, and may delete, omit or waive any of such terms, conditions or provisions that are no longer required by reason of changes in applicable laws, rules or regulations.

     14. Continued Employment. Nothing in the Plan or any Award shall confer upon any Recipient or other persons any right to continue in the employment of, or maintain any particular relationship with the Corporation or its affiliates, or limit or affect any rights, powers or privileges that the Corporation or its affiliates may have to supervise, discipline and terminate such Recipient or other persons, and the employment and other relationships thereof. However, the Committee may require as a condition of making and/or exercising any Award that its Recipient agree to, and in fact provide services, either as an employee or in another capacity, to or for the Corporation for such time period


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



following the date the Award is made and/or exercised as the Committee may prescribe. The immediately preceding sentence shall not apply to any
Qualified Option to the extent such application would result in disqualification of said Option as an incentive stock option under Sections 421 and 422 of the Code.

     15. General Restrictions. Each Award shall be subject to the requirement and provision that if at any time the Committee determines it necessary or desirable as a condition of or in consideration of making such Award, or the purchase or issuance or Stock thereunder, (a) the listing, registration or qualification of the Stock subject to the Award, or the Award itself, upon any securities exchange or under any federal or state securities or other laws, (b) the approval of any governmental authority, or (c) an agreement by the Recipient with respect to disposition of any Stock (including without limitation that at the time of the Recipient's exercise of the Award, any Stock thereby acquired is being and will be acquired solely for investment purposes and without any intention to sell or distribute such Stock), then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, approval or agreement shall have been appropriately effected or obtained to the satisfaction of the Committee and legal counsel for the Corporation.

     16. Rights. Except as otherwise provided in the Plan, the Recipient of any Award shall have no rights as a holder of the Stock subject thereto unless and until one or more certificates for the shares of such Stock are issued and delivered to the Recipient.


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



No adjustments shall be made for dividends, either ordinary or extraordinary, or any other distributions with respect to Stock, whether made in cash, securities or other property, or any rights with respect thereto, for which the record date is prior to the date that any certificates for Stock subject to an Award are issued to the Recipient pursuant to his or her exercise thereof. No Award, or the grant thereof, shall limit or affect the right or power of the Corporation or its affiliates to adjust, reclassify, recapitalize, reorganize or otherwise change its or their capital or business structure, or to merge, consolidate, dissolve, liquidate or sell any or all of its or their business, property or assets.

     17. Adjustments. Except as otherwise provided in the Plan, no Recipient of any Award shall have any rights, powers or privileges or be entitled to any adjustments of or with respect to his or her Award by reason of any stock split, dividend, distribution or division, recapitalization, merger, consolidation, reorganization, liquidation, dissolution, issuance, sale or exchange of shares of Stock or any other capital stock or any rights thereto, increase or decrease in the authorized number of shares of Stock or any other capital stock, sale, transfer or other disposition of any assets of any kind, or any other similar action or transaction by, of or with respect to the Corporation or its affiliates.

     In the event of a change in the Stock as presently constituted, which change is limited to a change of all of the authorized shares thereof into the same number of shares with a


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



different par value, the shares resulting from such change shall be deemed to be Stock within the meaning and for purposes of the Plan without further action.

     The aggregate number of shares of Stock available for Awards under the Plan, and the shares of Stock subject to any and all outstanding Awards and the option purchase price for each share of Stock thereunder all shall be adjusted proportionately for and on account of any increase or decrease in the number of issued shares of Stock after the effective date of the Plan resulting from (a) a split, division or consolidation of, or any other capital change or adjustment with respect to shares of Stock, (b) the payment of any Stock dividend with respect to shares of Stock, or (c) any other increase or decrease in the number of issued shares of Stock effected without the receipt of consideration by the Corporation.

     In the event the Corporation is the surviving corporation of any merger, consolidation or other reorganization, any and all outstanding Awards shall apply and relate to the securities to which a holder of Stock is entitled after such merger, consolidation or other reorganization. Upon any liquidation or dissolution of the Corporation, or any merger, consolidation or other reorganization of which the Corporation is not the surviving corporation, any and all outstanding Awards shall terminate upon consummation of such merger, consolidation or other reorganization, but prior to such consummation shall be exercisable to the extent that the same otherwise are exercisable under the Plan.


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



     18. Forfeiture. Notwithstanding anything to the contrary in this Plan, if the Committee finds after full consideration of the facts presented on behalf of the Corporation and the involved Recipient, that he or she has been engaged in fraud, embezzlement, theft, commission of a felony, or dishonesty in the course of his or her employment by the Corporation that has damaged it, or that the Recipient has disclosed trade secrets of the Corporation or its affiliates, the Recipient shall forfeit all rights under and to unexercised Awards, and all exercised Awards under which the Corporation yet has not delivered the certificates for shares of Stock, all of which Awards and rights shall be automatically cancelled. The decision of the Committee as to the cause of the Recipient's discharge from employment with the Corporation and the damage thereby suffered shall be final for purposes of the Plan, but shall not affect the finality of the Recipient's discharge by the Corporation for any other purposes. The preceding provisions of this paragraph shall not apply to any Qualified Option to the extent such application would result in disqualification of said Option as an incentive stock option under Sections 421 and 422 of the Code.

     19. Indemnification. In and with respect to the administration of the Plan, the Corporation shall indemnify each present and future member of the Committee and/or of the Board, who shall be entitled without further action on his or her part to indemnity from the Corporation for all damages, losses, judgments, settlement amounts, punitive damages, excise taxes, fines,


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



penalties, costs and expenses (including without limitation attorneys' fees and disbursements) incurred by such member in connection with any threatened, pending or completed action, suit or other proceedings of any nature, whether civil, administrative, investigative or criminal, whether formal or informal, and whether by or in the right or name of the Corporation, any class of its security holders, or otherwise, in which such member may be or have been involved, as a party or otherwise, by reason of his or her being or having been a member of the Committee and/or of the Board, whether or not he or she continues to be such a member. The provisions, protection and benefits of this paragraph shall apply and exist to the fullest extent permitted by applicable law to and for the benefit of all present and future members of the Committee and/or of the Board, and their respective heirs, personal and legal representatives, successors and assigns, in addition to all other rights that they may have as a matter of law, by contract, or otherwise, except (a) as may not be allowed by applicable law, (b) to the extent there is entitlement to insurance proceeds under insurance coverage provided by the Corporation on account of the same matter or proceeding for which indemnification hereunder is claimed, or (c) to the extent there is entitlement to indemnification from the Corporation, other than under this paragraph, on account of the same matter or proceeding for which indemnification hereunder is claimed.


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



     20. Miscellaneous. Any reference contained in this Plan to a particular section or provision of law, rule or regulation, including but not limited to the Internal Revenue Code of 1986 and the Securities Exchange Act of 1934, both as amended, shall include any subsequently enacted or promulgated section or provision of law, rule or regulation, as the case may be, of similar import. Where used in this Plan: the plural shall include the singular, and unless the context otherwise clearly requires, the singular shall include the plural; and, the term "affiliates" shall mean each and every subsidiary (as defined in Section 425 of the Code) and any parent of the Corporation. The captions of the numbered paragraphs contained in this Plan are for convenience only, and shall not limit or affect the meaning, interpretation or construction of any of the provisions of the Plan.

                               -------------
                                    END
                               -------------

                    AQUAPENN SPRING WATER COMPANY, INC.
                           1992 STOCK OPTION PLAN
                           STOCK OPTION AGREEMENT

     Pursuant to the AquaPenn Spring Water Company, Inc. 1992 Stock Option Plan (the "Plan"), an option and right to purchase not more than a total of four hundred and fifty thousand (450,000) shares of no par value common stock (the "Stock") of AquaPenn Spring Water Company, Inc., a Pennsylvania business corporation ("AquaPenn"), is hereby granted to Patrick Cresci (the "Optionee") under and subject to the following terms and conditions:

     1. After a twelve (12) month time period after the date of the adoption by AquaPenn of the 1992 Stock Option Plan, (the "Effective Date"), the Optionee may purchase up to fifty thousand (50,000) shares of Stock;
however, the Optionee may not exercise such purchase right before the expiration of six (6) months after the date of this Agreement. In addition, on each of the succeeding eight (8) anniversaries of the Effective Date, an additional fifty thousand (50,000) shares of Stock shall become available for the Optionee's purchase hereunder. The Optionee's right to purchase up to four hundred fifty thousand (450,000) shares of Stock as above provided in this paragraph shall be cumulative; for example, if the Optionee purchases 50,000 shares of the 150,000 shares of Stock available for purchase as of the fourth anniversary of the Effective Date, the Optionee would be entitled to purchase up to 100,000 shares of Stock until the fourth anniversary of the Effective Date, and upon the


                                EXHIBIT "A"
fourth anniversary, the Optionee would be entitled to purchase 200,000 shares of Stock.

     2. This Agreement and the option and right to purchase Stock hereunder shall terminate at 11:59 o'clock p.m. on the tenth year after adoption of the 1992 Stock Option Plan, or at such earlier time as may be provided in this Agreement, or if earlier, when the option to purchase Stock hereunder has lapsed or been exercised or canceled under the provisions of this Agreement or the provisions of the Plan; upon termination of this Agreement, any unexercised option or right to purchase Stock hereunder shall expire and the Optionee shall have no further rights under this Agreement. Provided however, that a termination of this Agreement or lapse or cancellation of the option hereunder shall not terminate, limit or affect AquaPenn's right of repurchase under paragraph 4(b) of this Agreement, which right of repurchase shall survive as provided in said paragraph 4(b).

     3. If at any time while this Agreement is in effect, the Optionee's employment with AquaPenn is terminated by AquaPenn without cause under the provisions of paragraph 2(b) of the Employment Agreement, the Optionee (or the duly qualified personal representative of his estate, to the extent permitted by applicable law) then may purchase up to four hundred and fifty thousand (450,000) shares of Stock, minus the number of shares of Stock previously purchased by the Optionee under this Agreement. Such option to purchase shall expire on the third (3rd) anniversary of the effective date of such termination of the Optionee's employment and if not exercised by that time, such option and this Agreement shall lapse and terminate.

     4. (a) If at any time while this Agreement is in effect, the Optionee's employment with AquaPenn terminates for any reason other than by AquaPenn without case (including without limitation a termination of employment due to the Optionee's death), the Optionee (or the duly qualified personal representative of his estate, to the extent permitted by applicable law) then may purchase under this Agreement up to that number of shares of Stock that is equal to thirty thousand (30,000) shares of Stock multiplied by the number of twelve (12) month time periods (including any part of a twelve-month period) beginning with the Effective Date and ending with the effective date of such termination of the Optionee's employment, but in no event more than three hundred thousand (300,000) shares of Stock, minus the number of shares of Stock previously purchased by the Optionee under this Agreement. Such option to purchase shall expire on the sixtieth
(60th) day after the effective date of such termination of the Optionee's employment and if not exercised by that time, such option and this Agreement shall lapse and terminate. For example, if the Optionee terminates his employment nine weeks after the third anniversary of the Effective Date, the Optionee then would be entitled to purchase within the next 60 days 90,000 shares of Stock less what he already had purchased under this Agreement.

     (b) If prior to such a termination of the Optionee's employment with AquaPenn for any reason other than by AquaPenn without cause (including without limitation a termination of employment due to the Optionee's death), the Optionee has purchased more shares of Stock than he would be entitled to purchase under paragraph 4(a) above, AquaPenn shall have the right to purchase from the Optionee (and his purchasers, transferees, assignees and any other persons to whom the Optionee may have disposed of his shares of Stock in any manner, and the Optionee's personal and legal representatives, estate, heirs and testamentary beneficiaries) any or all of the shares of Stock purchased by the Optionee under this Agreement in excess of the number of shares of Stock that the Optionee is entitled to purchase under paragraph 4(a) above. Such right to repurchase by AquaPenn shall be at the same per share purchase price as was paid by the Optionee for each such excess share of Stock, and shall expire on the sixtieth (60th) day after the effective date of such termination of the Optionee's employment (and if not exercised by that time, shall be of no further force or effect).

     5. Notwithstanding the preceding provisions hereof, if while this Agreement is in effect: (a) AquaPenn or its stockholders execute an agreement to dispose of all or substantially all of AquaPenn's assets or capital stock by means of sale, merger, consolidation, reorganization, liquidation or otherwise, as a result of which AquaPenn's stockholders as of immediately before such transaction will not own more than forty-nine percent (49%) of the total combined voting power of all classes of voting capital stock of the surviving entity (be it AquaPenn or otherwise) immediately after the confirmation of such transaction, or (b) there is a change in the ownership of fifty-one percent (51%) or more of all classes of voting capital stock of AquaPenn through the acquisition of, or an offer to acquire such percentage of AquaPenn's voting capital stock by any person or entity, or persons or entities acting in concert or as a group, and such acquisition or offer has not been duly approved by the Board, or (c) there is a public offering of the common stock of AquaPenn, and in any such case (a, b or c above) the employment of the Optionee with AquaPenn continues and then is in effect under that certain Employment Agreement between
AquaPenn and the Optionee dated ---------------- (the "Employment Agreement"), the Optionee's right to purchase Stock under paragraph 1 above shall be accelerated (without further action) so that the Optionee may purchase immediately under this Agreement up to four hundred fifty thousand (450,000) shares of Stock, minus the number of shares of Stock previously purchased by the Optionee under this Agreement. Provided, that if while this Agreement is in effect, the Optionee's employment with AquaPenn for any reason terminates at any time subsequent to any of the events described in (a, b or c) in the immediately preceding sentence, the Optionee's option to purchase Stock under this paragraph 5 shall remain in effect only until:

     (a) three months after the effective date of such termination of the Optionee's employment, if such termination of employment is by AquaPenn without cause under the provisions of paragraph 2(b) of the Employment Agreement, and if not exercised by that time, such option and this Agreement shall lapse and terminate; or

     (b) the sixtieth (60th) day after the effective date of such termination of the Optionee's employment, if such termination of employment occurs for any reason other than by AquaPenn without cause (including without limitation a termination of employment due to the Optionee's death), and if not exercised by that time, such option and this Agreement shall lapse and terminate.

Any shares of Stock actually purchased by the Optionee pursuant to his exercise of the accelerated rights above provided in this paragraph 5 shall not be subject to AquaPenn's right of repurchase under paragraph 4(b) of this Agreement.

     6. All share certificates for Stock issued pursuant to the exercise of the option to purchase under paragraph 1 above shall be conspicuously endorsed with a legend providing notice of AquaPenn's right of repurchase under paragraph 4(b) above.

     7. The option price for each share of Stock purchased under this Agreement, regardless of when purchased, shall be $1.75 per share, the fair market value of the Stock as of the date of this Agreement. Any exercise of the option to purchase Stock under this Agreement and payment of such option price for the Stock being purchased shall be made in the manner provided in paragraph 10 of the Plan.

     8. The option and right granted to the Optionee under this Agreement shall be exercisable during the Optionee's lifetime only by the Optionee, and shall not be salable, transferable or assignable in any manner by the Optionee except by his or her Will or pursuant to applicable laws of descent and distribution.


     9. It is intended that the Optionee's option and right to purchase Stock under this Agreement shall be an incentive stock option qualified under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended, to the fullest extent permitted by said Sections and the rules and regulations promulgated thereunder.

     10. Except as otherwise hereinbefore provided, this Agreement and the option to purchase Stock hereunder are subject to all of the terms, conditions and provisions of the Plan, a copy of which has been furnished to and received by the Optionee. The provisions of this Agreement shall be construed under and enforced in accordance with the laws of the Commonwealth of Pennsylvania. Where used in this Agreement, the words "hereunder", "herein" and other similar compounds of the word "here" shall mean and refer to this entire Agreement and not to any particular paragraph or provision of this Agreement.

     IN  WITNESS  WHEREOF,  pursuant  to the Plan,  AquaPenn  Spring  Water
Company, Inc. and Patrick Cresci, each intending to be legally bound hereby, have duly executed this Agreement as of the ---------- day of ----------, 19--.



ATTEST:                                 AQUAPENN SPRING WATER COMPANY, INC.


--------------------                    ------------------------------
Secretary                               Edward J. Lauth, III
                                        President


WITNESS:                                OPTIONEE:


--------------------                    ------------------------------
                                        Patrick Cresci